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                         SUPPLEMENT DATED MARCH 6, 1996
       TO BE ATTACHED TO DIVERSIFIED INVESTORS VARIABLE FUNDS PROSPECTUS
                               DATED MAY 1, 1995

     On February 21, 1996, AUSA and Diversified Investors Variable Funds filed an application with the Securities and Exchange Commission (the "SEC") requesting an order approving a proposal to substitute interests in the International Series of Diversified Investors Portfolios (the "Diversified International Series") for the shares of the International Portfolio of the Scudder Variable Investment Fund (the "Scudder International Portfolio") currently held by the International Equity Subaccount of Diversified Investors Variable Funds (the "Substitution"). The Diversified International Series is an actively managed portfolio of marketable foreign equity investments which offer the opportunity to provide a high level of long term capital appreciation. The investment objectives of the Diversified International Series are substantially similar to those of the Scudder International Portfolio. The investment advisor to the Diversified International Series is Diversified Investment Advisors, Inc. Diversified has entered into a subadvisory agreement with respect to the Diversified International Series with Capital Guardian Trust Company.

     AUSA and Diversified Investors Variable Funds will effect the substitution by simultaneously placing orders to redeem shares of the Scudder International Portfolio and orders to purchase interests in the Diversified International Series so that purchases will be for the exact amounts of redemption proceeds. AUSA will bear the expenses of the substitution and will send a notice to contract participants within 5 business days after the substitution together with the revised prospectus. In the event that AUSA were to impose any limitation on transfers among Diversified Investors Variable Funds' Subaccounts (AUSA has no present intention to do so), any transfer made within 30 days of receipt of such notice would not be subject to any such limitation.

Form 2529  Rev. 3/96                                                    33-73734